UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2020

VERUS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34106	11-3820796
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9841 Washingtonian Boulevard, #390

Gaithersburg, MD 20878

(Address of principal executive offices) (zip code)

(301) 329-2700

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01. Entry into a Material Definitive Agreement.

On June 30, 2020, Verus International, Inc. (the “Company”) entered into a common stock purchase agreement (the “Purchase Agreement”) and a registration rights agreement (the “Rights Agreement”) with White Lion Capital, LLC (the “Investor”) pursuant to which the Investor agreed to invest up to five million dollars ($5,000,000) to purchase the Company’s common stock, par value $0.000001 per share, at a purchase price of 95% of the market price of the Company’s common stock during a valuation period as defined in the Purchase Agreement.

The Rights Agreement was an inducement to the Investor to execute and deliver the Purchase Agreement, whereby the Company agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, and applicable state securities laws, with respect to the shares of common stock issuable for Investor’s investment pursuant to the Purchase Agreement. The Purchase Agreement terminates on the earlier of (i) December 31, 2022, (ii) the date on which the Investor has purchased five million dollars ($5,000,000) of the Company’s common stock, (iii) at such time that the registration statement agreed to in the Rights Agreement is no longer in effect, (iv) upon Investor’s material breach of contract, (v) in the event a voluntary or involuntary bankruptcy petition is filed concerning the Company; or, (vi) if a Custodian is appointed for the Company or for all or substantially all of its property or the Company makes a general assignment for the benefit of its creditors.

The foregoing description of the Purchase Agreement and the Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the form of those documents, which are attached as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K, and are hereby incorporated herein by reference.

Item 8.01. Other Events.

On July 2, 2020, the Company issued a press release announcing the Purchase Agreement and Rights Agreement with the Investor as well as providing an update on certain business matters.

The foregoing description of the press release is only a summary and is qualified in its entirety by reference to the complete text of the press release, which is attached as Exhibit 99.1 to this Current Report on Form 8-K, and is hereby incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Form of Purchase Agreement

10.2	Form of Rights Agreement

99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Verus International, Inc.

Dated: July 2, 2020	/s/ Anshu Bhatnagar
Anshu Bhatnagar
Chief Executive Officer

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